SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 17, 2001

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-32717                 13-4134098
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(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)              Number)             Identification No.)

        3 Times Square, New York, New York                      10036
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     (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         On October 16, 2001, Instinet Group Incorporated (the "Company") issued a press release announcing the Company's third quarter 2001 earnings. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

         On September 24, 2001, the Company issued a press release announcing the Company's third quarter outlook and U.S. share volumes. The press release is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number   Description

         99.1 News Release of Instinet Group Incorporated issued October 16, 2001: Instinet Reports Third Quarter Results


         99.2 News Release of Instinet Group Incorporated issued September 24, 2001: Instinet Announces Outlook for Third Quarter and Releases U.S. Share Volumes

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                        INSTINET GROUP INCORPORATED
                                                Registrant



Date: October 17, 2001
                                        By: /s/ Mark Nienstedt
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                                            Mark Nienstedt
                                            Executive Vice President, Chief
                                            Financial Officer and Director